CONSENT OF INDEPENDENT ACCOUNTANTS



        We consent to the inclusion in this registration statement on Form S-3 of our report dated March 31, 1998, on our audits of the financial statements of Xybernaut Corporation. We also consent to the reference to our firm under the caption "Experts".






                                          /s/ Coopers & Lybrand L.L.P.
                                          -------------------------------------
                                          Coopers  & Lybrand L.L.P.



McLean, VA
May 8, 1998